TARGET ASSET ALLOCATION FUNDS
Target Conservative Allocation Fund

Supplement dated March 12, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated September 28, 2012

On March 7, 2013, the Board of Trustees of the Target Asset Allocation Funds (the “Trust”) approved, effective on or about April 11, 2013 (the “transition date”), that Marsico Capital Management, LLC (“Marsico”) will no longer serve as a subadviser for Target Conservative Allocation Fund (the “Fund”). Currently, Massachusetts Financial Services Company (“MFS”) is the Fund’s other subadviser for the portion of the Fund’s assets that are allocated to equities (asset class) and growth-oriented, focusing on large-cap stocks (primary investment type/style). MFS is expected to continue to be subadviser for such portion of the Funds’ assets. Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.

All references in the Trust’s Prospectus, Summary Prospectus and SAI to Marsico are deleted as of the transition date.

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